SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 20, 2007

RGC RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E.	Roanoke, Virginia	24016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 20, 2007, RGC Resources, Inc. (“Resources”), entered into a Modification Number One to Promissory Note with Wachovia Bank, National Association (“Wachovia”), with respect to a Promissory Note dated March 24, 2006, in the original principal amount of $1,000,000 delivered by Resources to Wachovia. Also on such date, Bluefield Gas Company, a subsidiary of Resources (“Bluefield”), entered into a Modification Number One to Promissory Note with Wachovia with respect to a Promissory Note dated March 24, 2006, in the original principal amount of $6,000,000 delivered by Bluefield to Wachovia. These Modifications extend the expiration of the underlying Notes by another year to March 31, 2008, and otherwise retain the same borrowing levels and terms. These Modifications have an effective date of April 1, 2007.

In a related transaction, on March 20, 2007, Roanoke Gas Company, Resources’ other utility subsidiary (“Roanoke”), entered into a new Promissory Note in the original principal amount of $20,000,000 in favor of Wachovia. This Note renews, extends and modifies a Promissory Note dated March 24, 2006, in the original principal amount of $24,000,000 delivered by Roanoke in favor of Wachovia. The new Note decreases the principal amount of the existing Note and extends the expiration date to March 31, 2008. The new Note has an effective date of April 1, 2007.

Resources remains a party to Unconditional Guaranties dated March 24, 2006, in favor of Wachovia by which Resources unconditionally guarantees timely payment and performance of any obligations of Roanoke and Bluefield to Wachovia.

The purpose of these Notes is to provide working capital financing for each company’s operations. These current Notes with Wachovia maintain the previous variable interest rates based upon 30-day LIBOR and a multiple-tier level for borrowing limits to accommodate seasonal borrowing demands. The multiple-tier approach minimizes the Company’s borrowing costs by improving the level of utilization on its line-of-credit arrangement and providing greater credit availability as borrowing requirements increase. The Notes provide for the following tiered aggregate borrowing limits:

Beginning	Available Line of Credit
April 1, 2007	10,000,000
July 16, 2007	15,000,000
September 16, 2007	23,000,000
November 16, 2007	27,000,000
February 16, 2007	22,000,000

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits.

10.1	Modification Number One to Promissory Note in the original principal amount of $1,000,000 by RGC Resources, Inc. in favor of Wachovia Bank, National Association dated March 20, 2007.

10.2	Promissory Note in the original principal amount of $20,000,000 by Roanoke Gas Company in favor of Wachovia Bank, National Association dated March 20, 2007.

10.3	Modification Number One to Promissory Note in the original principal amount of $6,000,000 by Bluefield Gas Company in favor of Wachovia Bank, National Association dated March 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: March 22, 2007	By:	/s/ Howard T. Lyon
Howard T. Lyon
Vice-President, Treasurer and Controller
(Principal Financial Officer)